TAX-FREE FUND OF COLORADO

        Supplement to the Prospectus dated April 30, 1999 for Class A Shares and Class C Shares

     The following supplements the information in the Prospectus regarding purchase and redemption of shares:

     The Fund generally permits "transfer on death" registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Transfer Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD rules.

     The material on page 16 under the caption "Alternate Purchase Plans" relating to Class A Shares is replaced by the following:

Distribution and    An asset retention
Service Fees        service fee of 0.05
                    of 1% is imposed on
                    the average annual
                    net assets
                    represented by the
                    Class A Shares.

     The material under the caption "Factors to Consider in Choosing Classes of Shares," on page 17 is replaced by the following:

     Class A Shares or Class C shares are intended to be suitable for long-term investment. Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.05 of 1% annual fee payable for Class A Shares. Consult "Fees and Expenses of the Fund" to see the effect of Fund expenses for both classes if a hypothetical investment is held for 1, 3, 5, and 10 years. You should consider the total cost of an investment in Class A Shares as compared with a similar investment in Class C Shares if you expect to redeem your shares within a reasonably short time after purchase.

           The date of this supplement is May 18, 1999